                                                                    Exhibit 99.1



                             CONTRIBUTION AGREEMENT



                                  BY AND AMONG


           BELCREST REALTY CORPORATION AND BELAIR REAL ESTATE CORPORATION


                                       AND


                CAMDEN OPERATING, L.P. AND C AMDEN PROPERTY TRUST




                         Dated: As of February 23, 1999

                             CONTRIBUTION AGREEMENT

     Contribution Agreement (this "AGREEMENT") made as of the 23rd day of February, 1999 ("AGREEMENT Date"), by and among BELCREST REALTY CORPORATION, a Delaware corporation ("BELCREST"), BELAIR REAL ESTATE CORPORATION, a Delaware corporation ("BELAIR"; and together with Belcrest, the "CONTRIBUTORS"), CAMDEN OPERATING, L.P., a Delaware limited partnership ("OPERATING PARTNERSHIP") and CAMDEN PROPERTY TRUST, a Texas real estate investment trust ("Company").

                                   WITNESSETH:

     WHEREAS, Contributors desire to contribute to Operating Partnership cash in return for Preference Units in Operating Partnership on the terms and conditions herein set forth.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. DEFINITIONS. For purposes of this Agreement, the following terms shall have the meanings set forth below:

         "AGREEMENT" has the meaning set forth in the initial paragraph hereof.

         "AGREEMENT DATE" has the meaning set forth in the initial paragraph hereof.

         "AGREEMENT OF LIMITED PARTNERSHIP" means the Third Amended and Restated Agreement of Limited Partnership of Operating Partnership, dated as of April 15, 1997, as amended from time to time.

         "AMENDMENT"  means the First  Amendment  to Third  Amended and Restated
Agreement of Limited Partnership substantially in the form attached hereto as Exhibit A.

         "ARTICLES SUPPLEMENTARY" means the Statement of Designation of the Company substantially in the form attached hereto as EXHIBIT B.

         "BELAIR" means Belair Real Estate Corporation.

         "BELCREST" means Belcrest Realty Corporation.

         "BYLAWS" means the Second Amended and Restated Bylaws of the Company, as amended from time to time.

         "BROKER" has the meaning set forth in PARAGRAPH 10.

     "CAMDEN USA" means Camden USA, Inc., a Delaware corporation.

     "CLOSING" has the meaning set forth in PARAGRAPH 6(A).

     "CHARTER" means the Amended and Restated Declaration of Trust of Camden Property Trust, as amended and restated from time to time including, as amended by the Articles Supplementary.

     "CODE" means the Internal Revenue Code of 1986, as amended.

     "COMPANY" has the meaning set forth in the initial paragraph hereof.

     "CONTRIBUTION AMOUNT" means $100,000,000, such amount to be contributed severally $57,000,000 by Belair and $43,000,000 by Belcrest.

     "CONTRIBUTORS" has the meaning set forth in the initial paragraph hereof.

     "CONTRIBUTORS' CLOSING DOCUMENTS" has the meaning set forth in PARAGRAPH 6(C).

     "EXCHANGE DATE" means, with respect to any Preferred Unit, the date on which the exchange of such Preferred Unit for a Preferred Share shall occur in accordance with the Agreement of Limited Partnership.

     "ERISA" means the Employee Retirement Income Securities Act of 1974, as amended.

     "GAAP" means generally accepted accounting principles consistently applied as in effect as of the date of the financial statements to which such principles are applied.

     "GOVERNING DOCUMENTS" means, with respect to (i) a limited partnership, such limited partnership's certificate of limited partnership and the agreement of limited partnership, and any amendments or modifications of any of the foregoing; (ii) a corporation, such corporation's articles or certificate of incorporation, by-laws and any applicable authorizing resolutions, and any amendments or modifications of any of the foregoing; (iii) a limited liability company, such limited liability company's articles or certificate of organization, by-laws and operating agreement or agreement of limited liability company; and (iv) a real estate investment trust, such trust's declaration of trust, by-laws and any applicable authorizing resolutions, and any amendments or modifications of any of the foregoing.

     "GP" means CPT-GP, Inc., a Delaware corporation.

     "INDEBTEDNESS" means, with respect to any person or entity: (i) all indebtedness, obligations or other liabilities of such person or entity or for borrowed money (including indebtedness, obligations and liabilities owing to any affiliate of such person or entity); (ii) all indebtedness, obligations or other liabilities of such person or entity evidenced by securities or other similar instruments, including, without limitation, any obligation, contingent or otherwise, to purchase or repurchase securities or similar instruments at some future time; (iii) all reimbursement obligations and other liabilities of such person or entity with respect to letters of credit, banker's acceptances, financial guaranties and other similar financing arrangements issued for such person's or entity's account; (iv) all obligations of such person or entity to pay the deferred purchase price of property or services; (v) all indebtedness, obligations or other liabilities of such person or entity or others secured by a lien on any asset of such person or entity, whether or not such indebtedness, obligations or liabilities are assumed by, or are a personal liability of, such person or entity; (vi) all indebtedness, obligations or other liabilities of such person or entity (including contingent liabilities for the costs of premature termination calculated as though such termination occurred on the date of determination) in respect of interest rate hedging agreements and foreign currency exchange agreements of which such person or entity is a party; (vii) all indebtedness, obligations and other liabilities of any unconsolidated subsidiary in which such person or entity is a general partner or for which such person or entity is primarily or secondarily liable, all without regard to any contribution, reimbursement or indemnity rights of such person or entity; (viii) the applicable percentage of nonrecourse indebtedness owed by any unconsolidated subsidiary of such person or entity; and (ix) all indebtedness obligations or other liabilities of such person or entity in connection with the sale and leaseback of any property of such person or entity.

     "MANAGER" means Boston Management and Research, a Massachusetts business trust.

     "NET ASSET VALUE" means, with respect to any fiscal quarter of the Partnership, (A) the product of (1) the Net Operating Income for such quarter (as determined based upon the financial information of the Operating Partnership provided by the Company pursuant to Section 4(f) hereof) multiplied by four and
(2) eleven, less (B) all Indebtedness of the Partnership.

     "NET OPERATING INCOME" means, with respect to any fiscal quarter of the Partnership, all cash received by the Partnership from whatever source (excluding the proceeds of any Capital Contributions and any capital transactions (e.g., refinancings, sales of assets, casualty or condemnation)) less the aggregate of the following: (i) all interest payments in respect of Partnership Indebtedness made during such quarter by the Partnership; and (ii) all operating expenses made by the Partnership during such quarter.

     "OPERATING PARTNERSHIP" has the meaning set forth in the initial paragraph hereof.

     "OPERATING PARTNERSHIP'S CLOSING DOCUMENTS" has the meaning set forth in PARAGRAPH 6(B).

     "PARTNER" has the meaning ascribed to such term in the Agreement of Limited Partnership.

     "PERSON" means a natural person, partnership (whether general or limited), trust, estate, association, corporation, limited liability company, unincorporated organization, custodian, nominee or any other individual or entity in its own or representative capacity.

     "PREFERENCE UNITS" means Series B Preferred Units as such term is defined in the Agreement of Limited Partnership.

     "PREFERRED SHARES" means the Company's 8.5% Series B Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $.01 per share, with the terms and provisions set forth in the Articles Supplementary.

     "PTP" means a "publicly traded partnership" within the meaning of Section 7704 of the Code.

     "REGISTRATION RIGHTS AGREEMENT" has the meaning set forth in PARAGRAPH 6(B)
(IV) hereof.

     "SECURITIES ACT" means the Securities Act of 1933, as amended.

     "SUBSIDIARY" means with respect to any Person, any corporation, partnership, limited liability company, joint venture or other entity of which a majority of (i) voting power of the voting equity securities or (ii) the outstanding equity interests, is owned, directly or indirectly, by such Person.

     "US$" means United States dollars, lawful money of the United States of America.

     2. CONTRIBUTION OF CASH. Subject to the terms and provisions of this Agreement, Belcrest and Belair each hereby agrees to contribute to Operating Partnership the Contribution Amount on the date of the Closing in consideration for $43,000,000 and $57,000,000, respectively, Preference Units in Operating Partnership. Subject to the terms and provisions of this Agreement, Operating Partnership hereby agrees to accept the Contribution Amount and to issue to Contributors 1,720,000 and 2,280,000, respectively, Preference Units in exchange therefor.

     3. CONDITIONS TO CLOSING. (a) CONDITIONS TO OPERATING PARTNERSHIP'S AND COMPANY'S Obligations. Operating Partnership's and Company's obligations under this Agreement to accept the Contribution Amount, provide Contributors with Preference Units and otherwise consummate the transactions contemplated herein are subject to the satisfaction (or waiver in writing by Operating Partnership and Company) of the following conditions on or before the Closing:

     (i) No temporary restraining order or preliminary or permanent injunction or any court or administrative agency of competent jurisdiction prohibiting the consummation of the transactions contemplated herein shall be in effect.

    (ii) ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of Contributors contained in this Agreement shall be true and correct in all material respects on the date of the Closing with the same effect as though made on the date of the Closing.

   (iii) PERFORMANCE OF AGREEMENT. Contributors shall have performed, in all material respects, all of its covenants, agreements and obligations required by this Agreement to be performed or complied with by it prior to or at the Closing, including, without limitation, delivery of the Contribution Amount.

    (iv) DELIVERY OF CLOSING DOCUMENTS. Operating Partnership and Company shall have received the Contributors' Closing Documents.

     In the event that for any reason any of the conditions set forth in this PARAGRAPH 3(A) or elsewhere in this Agreement are not satisfied or waived by Operating Partnership and Company at or prior to the Closing, at Operating Partnership's or Company's option, this Agreement shall be terminated and Operating Partnership, Company and Contributors shall be released from their obligations under this Agreement and none of Operating Partnership, Company or Contributors shall have any further liability hereunder.

     (b) CONDITIONS TO CONTRIBUTORS' OBLIGATIONS. Contributors' obligations under this Agreement to deliver the Contribution Amount and otherwise consummate the transactions contemplated herein are subject to the satisfaction (or waiver in writing by Contributors) of the following conditions on or before the
Closing:

     (i) No temporary restraining order or preliminary or permanent injunction or any court or administrative agency of competent jurisdiction prohibiting the consummation of the transactions contemplated herein shall be in effect.

    (ii) ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of Operating Partnership and Company contained in this Agreement shall be true and correct in all material respects on the date of the Closing with the same effect as though made on the date of the Closing.

   (iii) PERFORMANCE OF AGREEMENT. Operating Partnership and Company shall have performed, in all material respects, all of their respective covenants, agreements and obligations required by this Agreement to be performed or complied with by it prior to or at the Closing.

    (iv) DELIVERY OF CLOSING DOCUMENTS. Contributors shall have received the Operating Partnership's Closing Documents.

     In the event that for any reason any of the conditions set forth in this PARAGRAPH 3(B) or elsewhere in this Agreement are not satisfied or waived by Contributors at or prior to the Closing, at Contributors' option, this Agreement shall be terminated and Contributors, Operating Partnership and Company shall be released from their obligations under this Agreement and none of Contributors, Operating Partnership or Company shall have any further liability hereunder.

     4.  COVENANTS.  (a) On the Exchange  Date,  Company  shall issue  Preferred
Shares in a number equal to the number of Preferred Shares into which the Preference Units are exchangeable pursuant to the terms of the Agreement of Limited Partnership. Upon consummation of such exchange in accordance with the terms of the Agreement of Limited Partnership, and issuance in accordance with the Charter, the Preferred Shares shall be validly issued, fully paid and non-assessable pursuant to the Articles Supplementary.

     (b) Operating Partnership covenants to notify holders of Preference Units promptly in the event Company or any Subsidiary of Company anticipates or realizes either that (i) the amount of Operating Partnership's assets constituting "stock and securities" within the meaning of Section 351(e)(1) of the Code will equal 14% or more of Operating Partnership's total assets or (ii) there is a material increase in the amount of Operating Partnership's assets constituting "stock and securities" if immediately preceding such material increase the amount of Operating Partnership assets constituting "stock or securities" within the meaning of Section 351(e)(1) of the Code equaled 14% or more of the Operating Partnership's total assets.

     (c) Company agrees that, from and after January 1, 2000, it will notify holders of Preference Units promptly in the event that Company or any Subsidiary of Company takes the position that Operating Partnership is, or upon consummation of an identified event in the immediate future will be, a PTP.

     (d) Through the end of 1999, Operating Partnership: (i) shall take all actions reasonably available to it under the Agreement of Limited Partnership as presently in effect to avoid treatment as a PTP; and (ii) shall at all times satisfy the private placement safe harbor of either (a) Treasury Regulation
Section 1.7704-1(h) (taking into account any person treated as a partner under Treasury Regulation Section 1.7704-1(h)(3)) and substituting "90" for "100", or

(b) Notice 88-75 (1988-2 C.B. 386) taking into account any person treated as a partner within the meaning of Notice 88-75 (including each person indirectly owning an interest through a partnership, a grantor trust, or an S corporation) and substituting "400" for "500". To the extent that the Operating Partnership's covenant under the preceding sentence is pursuant to clause (b) thereof, the Operating Partnership further (A) represents that it (i) was actively engaged in an activity before December 4, 1995, (ii) did not add a substantial new line of business after December 4, 1995 and (iii) has no plan or intention to add a substantial new line of business and (B) covenants that it shall (i) not add a substantial new line of business within the meaning of Section 1.7704-1(1)(3) prior to January 1, 2000 and (ii) shall promptly provide notice to the holders of the Preference Units in the event that the Operating Partnership plans or intends to add a substantial new line of business at any time after January 1, 2000.

     (e) For each taxable year, Company will promptly provide notice to the holders of the Preference Units in the event Company or any Subsidiary of Company anticipates or realizes that less than 90% of the gross income of Operating Partnership for such taxable year will or likely will constitute "qualifying income" within the meaning of Section 7704(d) of the Code.

     (f) Operating Partnership covenants that it shall deliver to holders of Preference Units the following:

     (i) as soon as available, but in no event later than five (5) business days following the date on which Company files its annual report in respect of a fiscal year on Form 10-K, or such other applicable form
          ("Form 10-K"), with the Securities and Exchange Commission (the "COMMISSION") (or, in the event that Operating Partnership is required under rules and regulations promulgated by the Commission to file with the Commission a Form 10-K separate from Company's Form 10-K, five (5) business days after the filing of such report by Operating Partnership with the Commission), Operating Partnership's summary consolidated balance sheet and summary income statement for such fiscal year prepared and certified by the Company;

     (ii) as soon as available, but in no event later than five (5) business days following the date on which Company files its quarterly report in respect of a fiscal quarter on Form 10-Q, or such other applicable form ("Form 10-Q"), with the Commission (or, in the event the
          Operating Partnership is required under rules and regulations promulgated by the Commission to file with the Commission a Form 10-Q separate from Company's Form 10-Q, five (5) business days after the filing of such report by Operating Partnership with the Commission), a complete copy of Operating Partnership's consolidated summary balance sheet and summary income statement for such fiscal quarter prepared and certified by the Company; and

    (iii) written information establishing (1) along with the financial statements required pursuant to Paragraph 4(f)(i) hereof, the percentage of the Operating Partnership's gross income that is derived from sources enumerated in Section 856(c)(2) and (3), respectively, of the Code, and (2) along with the financial statements required pursuant to Paragraph 4(f)(ii) hereof, the percentage of the Operating Partnership's assets (by value) that are within the relevant categories of Section 856(c)(4) of the Code.

     (g) Provided that all other conditions to Operating Partnership's and Company's obligations set forth in this Agreement have been satisfied or properly waived, Operating Partnership covenants that it shall record Contributors as the holders of the Preference Units on its books and records and shall admit Contributors as limited partners to Operating Partnership on the Closing Date in accordance with the Agreement of Limited Partnership.

     (h) Operating Partnership shall not issue any Preference Units to any Person other than Contributors and Company shall not issue any Preferred Shares to any Person other than a holder of Preference Units upon exchange of such Preference Units.

     (i) Through December 31, 1999, upon request of any Contributor, Operating Partnership and Company agree (i) to deliver a certificate to each Contributor bringing down the representations and warranties made by Operating Partnership and Company in PARAGRAPHS 8(F), 8(G), 8(H), 8(I) and 8(Q) hereof and (ii) to cause its counsel to deliver an opinion bringing down counsel's opinion in respect of Paragraphs 2 (as to the second and third sentences thereof), 3, 7, 9 (as to the second, third and fourth sentences thereof), 10, 11 and 14 of that certain opinion of Locke Liddell & Sapp LLP, dated as of the date hereof and addressed to Belcrest Realty Corporation and Belair Real Estate Corporation, as to a date requested by a Contributor (but not later than December 31, 1999) if and to the extent, after due inquiry, Operating Partnership and Company can make such representations and warranties as of such date and counsel can render such opinions as of such date.

     (j) Operating Partnership covenants and agrees promptly to provide notice to the holders of the Preferred Units in the event that the Operating Partnership or the Company or any affiliate thereof becomes aware of any fact that would cause the Operating Partnership to fail to satisfy the income and assets requirements of Section 856 of the Code if the Operating Partnership were a real estate investment trust.

     (k) The Company shall cause the Articles Supplementary to be filed with the County Clerk of Harris County, Texas, and shall deliver within two (2) business days after Closing a copy of the Articles Supplementary certified as filed with the Clerk of Harris County, Texas.

     (l) The Company from time to time will provide or cause to be provided sufficient funds or other assets to ensure that at all times the Operating
Partnership has a Net Asset Value at least equal to $200,000,000. Notwithstanding the foregoing sentence, the Company shall in no event be obliged to provide funds or assets to the Operating Partnership to the extent that the amount thereof, at the time otherwise required to be contributed hereunder, would exceed the Net Asset Value of the Company. Notwithstanding any other provision hereof, the covenants and obligations of the Company under this Paragraph 4(l) are for the benefit of the Operating Partnership only and do not run to and are not enforceable by any creditor or any holder (including Contributors) of any interests in the Operating Partnership (and no such person is to be considered a third party beneficiary of this Paragraph 4(l)), nor shall this Paragraph 4(l) cause Company to be responsible for the payments of any obligations of the Operating Partnership. It being agreed that Contributors sole remedy in respect of the covenant set forth in this Paragraph 4(l) is set forth in Section 16.9(A)(i) of the Agreement of Limited Partnership as amended by the Amendment.

     The covenants set forth in this PARAGRAPH 4 shall survive the Closing.

     5. TRANSACTION COSTS. Except as otherwise specifically set forth herein, each of the parties hereto shall bear its own costs and expenses with respect to the transaction contemplated hereby.

     6. CLOSING. (a) The closing of the transactions contemplated by this Agreement shall be consummated on February 23, 1999 (the "CLOSING").

    (b) At the Closing, Operating Partnership and Company shall deliver to Contributors the following documents and the following other items (the documents and other items described in this PARAGRAPH 6(B) being collectively referred to herein as the "OPERATING PARTNERSHIP CLOSING DOCUMENTS"):

     (i) This Agreement duly executed and delivered by Operating Partnership and Company;

     (ii) The Amendment, duly executed and delivered by all persons necessary necessary to make such amendment binding on and enforceable against Operating Partnership and the Company;

     (iii)Articles Supplementary, duly executed and delivered by the Company in form suitable for filing in Harris County, Texas;

     (iv) The Registration Rights Agreement, substantially in the form set forth on EXHIBIT C, duly executed and delivered by Company;

     (v) A Certificate of the Secretary of Company, substantially in the form set forth on EXHIBIT D together with completed exhibits attached thereto, executed by the secretary of the Company and dated as of the date of the Closing;

     (vi) Opinions  of  counsel  to  Company,   GP  and  Operating   Partnership
          substantially in the form set forth on EXHIBIT E;

     (vii)Cross-Receipts, substantially in the form set forth on EXHIBIT F-1 and EXHIBIT F-2;

    (viii)A Certificate representing the Preference Units;

     (ix) A written consent of Wells Fargo Bank, National Association, as Administrative Agent under that certain Second Amended and Restated Credit Agreement, dated as of January 22, 1999, among Company, Wells Fargo Bank, National Association and the lenders listed therein, to the transactions contemplated herein, in form and substance acceptable to Contributors; and

     (x) Those other closing documents required to be executed by it or as may be otherwise necessary or appropriate to consummate the transaction contemplated herein.

     (c) At the Closing, Contributors shall deliver to Operating Partnership and Company the following documents and the following other items (the documents and other items described in this PARAGRAPH 6(C) being collectively referred to herein as the "CONTRIBUTORS' CLOSING DOCUMENTS"):

     (i) Counterparts of documents listed in PARAGRAPHS 6(B)(I), 6(B)(II), 6(B)(IV) and 6(B)(VII), duly executed and delivered by Contributors.

     (ii) Those other closing documents required to be executed by it or as may be otherwise necessary or appropriate to consummate the transaction contemplated herein.

     7 . REPRESENTATIONS AND WARRANTIES OF CONTRIBUTORS. Contributors make the following representations and warranties to Operating Partnership and Company, all of which (except as otherwise designated) are true and correct in all material respects on the Agreement Date and shall be true and correct in all material respects as of the date of the Closing:

     (a) Each Contributor is duly organized and validly existing under the laws of the state of its organization and has been duly authorized by all necessary and appropriate action to enter into this Agreement and to consummate the transactions contemplated herein and the individuals executing this Agreement on behalf of such Contributor have been duly authorized by all necessary and appropriate action on behalf of such Contributor. Assuming the due execution and delivery hereof by Company and Operating Partnership, this Agreement is a valid and binding obligation of such Contributor, enforceable against such Contributor in accordance with its terms, except insofar enforceability may be affected by bankruptcy, insolvency or similar laws affecting creditor's rights generally and the availability of any particular equitable remedy.

     (b) Neither the execution nor the delivery of this Agreement nor the consummation of the transactions contemplated herein nor fulfillment of or compliance with the terms and conditions hereof (a) conflict with or will result in a breach of any of the terms, conditions or provisions of (i) the Governing Documents of either Contributor or (ii) any agreement, order, judgement, decree, arbitration award, statute, regulation or instrument to which either Contributor is a party or by which it or its assets are bound, or (b) constitutes or will constitute a breach, violation or default under any of the foregoing. No consent or approval, authorization, order, regulation or qualification of any governmental entity or any other person is required for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by either Contributor.

     (c) Contributors acknowledges that the Preference Units have not been and will not be registered or qualified under the Securities Act or any state securities laws and are offered in reliance upon an exemption from registration under Regulation D of the Securities Act and similar state law exceptions. The Preference Units to be received by Contributors hereunder and any Preferred Shares acquired in exchange therefor shall be held by Contributors for investment purposes only for its own account, and not with a view to or for sale in connection with any distribution of the Preference Units or such Preferred Shares, and Contributors acknowledge that the Preference Units and Preferred Shares cannot be sold or otherwise disposed of by the holders thereof unless they are subsequently registered under the Securities Act or pursuant to a exemption therefrom; and the Preference Units may not be sold, assigned or otherwise transferred except in compliance with the Agreement of Limited Partnership and this Agreement. Each Contributor hereby acknowledges receipt of a copy of the Agreement of Limited Partnership and represents that it has reviewed same and understands the provisions thereof which have a bearing on the representations made in this PARAGRAPH 7(C). Contributors hereby further acknowledge that each certificate representing Preference Units and Preferred Shares shall bear a legend in substantially the following form:


        "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS CAMDEN PROPERTY TRUST AND CAMDEN OPERATING, L.P. HAVE BEEN FURNISHED WITH AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO CAMDEN PROPERTY TRUST AND CAMDEN OPERATING, L.P., IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO CAMDEN PROPERTY TRUST AND CAMDEN OPERATING, L.P., TO THE EFFECT THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION MAY BE EXECUTED WITHOUT REGISTRATION UNDER THE ACT AND UNDER APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS."

     (d) Contributors have no contract, understanding, agreement or arrangement with any person or entity to sell, transfer or grant a participation to such person or entity or any other person or entity, with respect to any or all of the Preference Units it will receive in accordance with the provisions hereof or any Preferred Shares to be acquired in exchange therefor.

     (e) Each Contributor is an "accredited investor" within the meaning of Regulation D under the Securities Act and has knowledge and experience in financial and business matters such that it is capable of evaluating the merits and risks of receiving and owning the Preference Units and each Contributor is able to bear the economic risk of such ownership.

     (f) No Contributor is an employee benefit plan subject to ERISA or Section 4975 of the Code.

     (g) In making this investment, each Contributor is relying upon the advice of its own personal, legal and tax advisors with respect to the tax and other aspects of an investment in Operating Partnership.

     8. REPRESENTATIONS AND WARRANTIES OF OPERATING PARTNERSHIP AND COMPANY. Operating Partnership and Company make the following representations and warranties to Contributors and Manager, all of which (except as otherwise designated) are true and correct in all material respects on the Agreement Date and shall be true and correct in all material respects as of the date of the
Closing:

     (a) Operating Partnership is duly organized and validly existing under the laws of the state of its organization and is duly registered and qualified to do business in each jurisdiction where such registration or qualification is material to the transactions contemplated herein. Operating Partnership has been duly authorized by all necessary and appropriate action to enter into this Agreement, to issue, sell and deliver the Preference Units and to consummate the transactions contemplated herein, and the individuals executing this Agreement on behalf of Operating Partnership have been duly authorized by all necessary and appropriate action on behalf of Operating Partnership. Assuming the due execution and delivery hereof by Contributors, this Agreement is a valid and binding obligation of Operating Partnership, enforceable against Operating Partnership in accordance with its terms, except insofar enforceability may be affected by bankruptcy, insolvency or similar laws affecting creditor's rights generally and the availability of any particular equitable remedy.

     (b) GP is duly organized and validly existing under the laws of the state of its organization and is duly registered and qualified to do business in each jurisdiction where such registration or qualification is material to the transactions contemplated herein.

     (c) Camden USA is duly organized and validly existing under the laws of the state of its organization and is duly registered and qualified to do business in each jurisdiction where such registration or qualification is material to the transactions contemplated herein.

     (d) Company is duly organized and validly existing under the laws of the state of its organization and is duly registered and qualified to do business in each jurisdiction where such registration or qualification is material to the transactions contemplated herein. Company has been duly authorized by all necessary and appropriate action to enter into this Agreement, to issue and deliver, upon exchange of the Preference Units, the Preferred Shares and to consummate the transactions contemplated herein, and the individuals executing this Agreement on behalf of Company have been duly authorized by all necessary and appropriate action on behalf of Company. Assuming the due execution and delivery hereof by Contributors, this Agreement is a valid and binding obligation of Company, enforceable against Company in accordance with its terms, except insofar enforceability may be affected by bankruptcy, insolvency or similar laws affecting creditor's rights generally and the availability of any particular equitable remedy.

     (e) Neither the execution nor the delivery of this Agreement nor the consummation of the transactions contemplated herein nor fulfillment of or compliance with the terms and conditions hereof (a) conflict with or will result in a breach of any of the terms, conditions or provisions of (i) the Governing Documents of Company, GP, Camden USA or Operating Partnership or any of its general partners or (ii) any agreement, order, judgement, decree, arbitration award, statute, regulation or instrument to which Company, GP, Camden USA or Operating Partnership is a party or by which it or its assets are bound, or (b) constitutes or will constitute a breach, violation or default under any of the foregoing. No consent or approval, authorization, order, registration or qualification of any governmental entity or any other person is required for the execution and delivery of this Agreement and the consummation of the transactions contemplated herein by Operating Partnership or Company.

     (f) Immediately following the issuance of the Preference Units pursuant to this Agreement, less than 14% of Operating Partnership's assets will consist of "stock and securities" within the meaning of Section 351(e)(1) of the Code and Operating Partnership has no plan to increase the amount of its assets constituting "stock and securities" to an amount equal to or greater than 14%.

     (g) Operating Partnership has not been and is not presently a PTP.

     (h) Neither Company nor any Subsidiary of Company has any present plan or intention, and neither Company nor any Subsidiary of Company has any actual knowledge of any present plan or intention of any partner in Operating Partnership, to take any action or actions that would or likely would result in Operating Partnership becoming a PTP in the foreseeable future. Neither Company nor any Subsidiary of Company has actual knowledge of facts that reasonably would cause it to expect that Operating Partnership would or likely would become a PTP in the foreseeable future. For purposes of the representations set forth in this PARAGRAPH 8(G), it is understood that neither the Company nor any Subsidiary of Company shall have any duty of inquiry.

     (i) The Company has properly elected to be taxed as a real estate investment trust (REIT) in accordance with Sections 856 to 860 of the Code, currently qualifies for taxation as a REIT and has no plan or intention or knowledge of facts that likely would cause it to fail to qualify for taxation as a REIT in the foreseeable future.

     (j) The Preference Units have been duly authorized and upon contribution of the Contribution Amount to the Operating Partnership will be validly issued, fully paid and, to the extent permitted by the Revised Uniform Limited Partnership Act of the State of Delaware, non-assessable.

     (k) The Preferred Shares issuable upon exchange of the Preference Units in accordance with the Agreement of Limited Partnership have been duly and validly reserved for issuance, and upon issuance in accordance with this Agreement, the Agreement of Limited Partnership and the Charter, shall be duly and validly issued, fully paid and non-assessable.

     (l) Neither the issuance, sale or delivery of the Preference Units nor, upon exchange, the issuance and delivery of the Preferred Shares, is subject to any preemptive right of any Partner of Operating Partnership arising under law or the Agreement of Limited Partnership or any shareholder of Company arising under applicable law or the Charter or Bylaws of Company, or to any contractual right of first refusal or other right in favor of any person. With the exception of the Charter and the Agreement of Limited Partnership, there are no agreements or understandings in effect restricting the voting rights, the distribution rights or any other rights of the holders of the Preference Units, or upon exchange, the Preferred Shares.

     (m) There is no action, suit, proceeding or investigation pending or, to Operating Partnership's and Company's knowledge, currently threatened against Operating Partnership or Company that questions the validity of this Agreement or the right of Operating Partnership or Company to enter into this Agreement, to consummate the transactions contemplated hereby, or that would reasonably be expected to, either individually or in the aggregate, have a material adverse affect on the business, operations, properties or condition (financially or otherwise) of Operating Partnership or Company, or result in any change in the current equity ownership of Operating Partnership or Company, nor is Company or Operating Partnership aware that there is any basis for the foregoing.

     (n) None of Operating Partnership, GP, Camden USA or Company is in default or violation of (i) any law, rule, regulation, order, judgement or decree applicable to it or by which any of its properties or assets is bound or affected, or (ii) any note, bond, mortgage, indenture or obligation to which it is a party or by which Operating Partnership, GP, Camden USA or Company or any property or asset of Company, GP, Camden USA or Operating Partnership is bound or affected, except for any such conflicts, defaults or violations that would not reasonably be expected to, individually or in the aggregate, have a material adverse effect on the business, operations, properties or condition (financially or otherwise) of Operating Partnership, GP, Camden USA or Company.

     (o) Operating Partnership and Company hereby consent to any pledge to a financial institution and release of such pledge of the Preference Units, and to any pledge to a financial institution and release of such pledge of any Preferred Shares into which such Preference Units are exchanged, to secure the obligations of Contributors or the obligations of Contributors' parent, Belcrest Capital Fund, LLC; provided that at the time of exchange of Preference Units to Preferred Shares pursuant to the Amendment, such Preference Units are free and clear of any liens or encumbrances.

     (p) GP is a wholly-owned subsidiary of Camden USA. Camden USA is a wholly-owned subsidiary of Company.

     (q) (i) the income and assets of the Operating Partnership currently are such as would permit the Operating Partnership to satisfy the income and assets requirements of Section 856 of the Code if the Operating Partnership were a real estate investment trust and (ii) the Operating Partnership has no current plan or intention of having income or assets that would not permit the Operating Partnership to satisfy the income and assets requirements of Section 856 of the Code if the Operating Partnership were a real estate investment trust.

     (r) Operating Partnership currently has a Net Asset Value of not less than $200,000,000 and neither the Operating Partnership nor the Company has any current plan, intention or expectation that the Operating Partnership will have at any time in the future a Net Asset Value less than $200,000,000. It is understood and agreed that if the representation and warranty set forth in the first sentence of this SECTION 8(R) shall at any time hereafter be untrue, the only remedy of Contributors therefor shall be Contributors' right to exchange as set forth in Section 16.9(A)(i) of the Agreement of Limited Partnership as amended by the Amendment.

     Operating Partnership and Company hereby expressly permit Shearman & Sterling, as counsel to Contributors and Manager, to rely upon the representations and warranties set forth in PARAGRAPHS 8(F), 8(G), 8(H) and 8(I) hereof as if such representations and warranties were made by Operating Partnership and Company directly to Shearman & Sterling.

     9. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties set forth in PARAGRAPHS 7 and 8 shall survive the Closing.

     10. BROKERS. Each party represents and warrants to the other that it has dealt with no broker, finder or other person (collectively, "BROKER") with respect to this Agreement or the transactions contemplated herein and that no Broker is entitled to a commission as a result of this transaction, except for Donaldson, Lufkin & Jenrette Securities Corporation. Operating Partnership is responsible for the commission to Donaldson, Lufkin & Jenrette Securities Corporation pursuant to a separate agreement. Each of (a) Operating Partnership and Company, severally and not jointly, on the one hand, and (b) Contributors on the other hand, agrees to indemnify and hold harmless the other party against any loss, liability, damage, expense or claim incurred by reason of any brokerage commission or finder's fee alleged to be payable because of any act, omission or statement of the indemnifying party. Such indemnity obligation shall be deemed to include the payment of reasonable attorney's fees and court costs incurred in defending any such claim. The provisions of this PARAGRAPH 10 shall survive the Closing.

     11 . COMPLETE AGREEMENT. This Agreement represents the entire agreement between Contributors, Operating Partnership and Company covering everything agreed upon or understood in this transaction and all prior agreements, written or oral, including any prior subscription agreements or letters, are merged into this Agreement. There are no oral promises, conditions, representations, understandings, interpretations or terms of any kind as conditions or inducements to the execution hereof in effect between the parties. No change or addition shall be made to this Agreement except by a written agreement executed by Contributors, Operating Partnership and Company.

     12. AUTHORIZED SIGNATORIES. The persons executing this Agreement for and on behalf of Contributors, Operating Partnership and Company each represent that they have the requisite authority to bind the entities on whose behalf they are signing.

     13. PARTIAL INVALIDITY. If any term, covenant or condition of this Agreement is held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

     14. MISCELLANEOUS. (a) GOVERNING LAW. This Agreement shall be interpreted and enforced according to the internal laws of the State of Texas.

     (b) HEADINGS; SECTIONS. All headings and sections of this Agreement are inserted for convenience only and do not form part of this Agreement or limit, expand or otherwise alter the meaning of any provisions hereof.

     (c) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same agreement. Facsimile signatures shall be deemed effective execution of this Agreement and may be relied upon as such by the other party. In the event facsimile signatures are delivered, originals of such signatures shall be delivered to the other party within three (3) business days after execution.

     (d) NO BENEFIT FOR THIRD PARTIES. The provisions of this Agreement are intended to be for the sole benefit of the parties hereto, Belcrest Capital Fund, LLC, Belair Capital Fund, LLC, and their respective successors and permitted assigns, and none of the provisions of this Agreement are intended to be, nor shall they be construed to be, for the benefit of any third party.

     (e) RIGHTS AND OBLIGATIONS. The rights and obligations of Contributors, Operating Partnership and Company shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns in accordance with the provisions of Article 11 of the Agreement of Limited Partnership, as amended.

     15 . NOTICES. All notices and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if personally delivered, delivered by nationally recognized overnight courier with proof of delivery thereof, sent by United States registered or certified mail (postage prepaid, return receipt requested) addressed as hereinafter provided or via telephonic facsimile transmission with proof of delivery in the form of a telecopier's transmission confirmation report. Notice shall be sent and deemed given when (a) if personally delivered or via nationally recognized overnight courier, then upon receipt by the receiving party, or (b) if mailed, then three (3) days after being postmarked, or (c) if sent via telephonic facsimile transmission, then at the time set forth in the telecopier's transmission confirmation report.

     Any party listed below may change its address hereunder by notice to the other party listed below. Until further notice, notice and other communications hereunder shall be addressed to the parties listed below as follows:

     If to Contributors:             Belcrest Realty Corporation and Belair Real
                                     Estate Corporation
                                     c/o Eaton Vance Management
                                     24 Federal Street
                                     Boston, Massachusetts 02110
                                     Attention: Mr. Alan Dynner
                                     Fax: (617) 338-8054

     If to Operating Partnership     Camden Property Trust
     or Company:                     Three Greenway Plaza, Suite 1300
                                     Houston, Texas 77046
                                     Attention: Mr. Richard J. Campo
                                     Fax: (713) 354-2599

     16. PRESS RELEASES. Contributors, Operating Partnership and Company each agrees that it will not issue any press release, advertisement or other public communication with respect to this Agreement or transaction contemplated therein without the prior consent of the other party hereto, except to the extent such communication is required by applicable law or by the New York Stock Exchange Rules. With respect to the initial press release in connection with this Agreement or the transaction contemplated herein, Operating Partnership and Company shall deliver a copy of such proposed press release to Contributors prior to the publication thereof and shall grant Contributors the opportunity to review the same and shall make reasonable revisions to such proposed press release requested by a Contributor.

     17. CONFIDENTIALITY. Contributors shall use reasonable efforts to ensure that all confidential information which it or any of its representative may now possess or may hereafter create or obtain relating to Operating Partnership or Company or any of its subsidiaries or the transactions contemplated hereby shall not be published, disclosed or made accessible by a Contributor or its representative without the prior written consent of Company; PROVIDED, HOWEVER, that the restrictions of this sentence shall not apply: (i) to the extent the disclosure may otherwise be required by applicable law, court process or by obligations pursuant to any listing agreement with any national securities exchange; (ii) to the extent such information shall have otherwise become publicly available; or (iii) to the extent that such information shall be discussed with consultants, representatives and agents of a Contributor solely in furtherance of the Contributor's interest in the transactions contemplated herein.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day first written above.

                                  CONTRIBUTORS:

                                BELCREST REALTY CORPORATION

                                By: /S/ THOMAS E. FAUST, JR.
                                    --------------------------------------------
                                    Name:   Thomas E. Faust, Jr.
                                    Title:  Executive Vice President


                                BELAIR REAL ESTATE CORPORATION

                                By: /S/ THOMAS E. FAUST, JR.
                                    --------------------------------------------
                                    Name:   Thomas E. Faust, Jr.
                                    Title:  Executive Vice President


                                OPERATING PARTNERSHIP:

                                CAMDEN OPERATING, L.P.

                                By:    CPT-GP, Inc., its general partner

                                By: /S/ G. STEVEN DAWSON
                                    --------------------------------------------
                                    Name:   G. Steven Dawson
                                    Title:  Senior Vice President and
                                            Chief Financial Officer

                                COMPANY:

                              CAMDEN PROPERTY TRUST

                                By: /S/ RICHARD J. CAMPO
                                    --------------------------------------------
                                    Name:   Richard J. Campo
                                    Title:  Chairman and Chief Executive Officer